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                                                                   EXHIBIT 10.12

                               ALTAVISTA COMPANY

                           INVESTOR RIGHTS AGREEMENT

         This Agreement dated as of March __, 2000 is entered into by and among AltaVista Company, a Delaware corporation (the "Company"), and CMGI, Inc., a Delaware corporation (the "Investor").

                                   Recitals
                                   --------

         WHEREAS, the Company desires to undertake an initial public offering of its Common Stock; and

         WHEREAS, in order to induce the Investor to approve such offering, the Company has agreed to provide for certain arrangements with respect to (i) the registration of shares of capital stock of the Company under the Securities Act of 1933, as amended, and (ii) the Investor's right of first refusal with respect to certain issuances of securities of the Company;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         I.       Certain Definitions.
                  -------------------
         As used in this Agreement, the following terms shall have the following respective meanings:

         "Commission" means the Securities and Exchange Commission, or any other
          ----------
federal agency at the time administering the Securities Act.

         "Common Stock" means the common stock, $.01 par value per share, of
          ------------
the Company.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended,
          ------------
or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

         "Initiating Holders" means the Stockholders  initiating a request for
          ------------------
registration pursuant to Section 2.1(a) or 2.1(b), as the case may be.
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         "Initial Public Offering" means the initial underwritten public
          -----------------------
offering of shares of Common Stock pursuant to an effective Registration Statement.

         "Permitted Transferee" shall have the meaning set forth in Section 3.3.
          --------------------

         "Prospectus" means the prospectus included in any Registration
          ----------
Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Registration Statement" means a registration statement filed by the
          ----------------------
Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

         "Registration Expenses" means the expenses described in Section 2.4.
          ---------------------

         "Registrable Shares" means (a) the shares of Common Stock held by the
          ------------------
Investor upon the closing of the Initial Public Offering and (b) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable
         --------  -------
Shares shall cease to be Registrable Shares upon (i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) any sale in any manner to a person or entity which, by virtue of Section 3.4 of this Agreement, is not entitled to the rights provided by this Agreement.

         "Securities Act" means the Securities Act of 1933, as amended, or any
          --------------
successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

         "Selling Stockholder" means any Stockholder owning Registrable Shares
          -------------------
included in a Registration Statement.

         "Stockholders" means the Investor and any persons or entities to whom
          ------------
the rights granted under this Agreement are transferred by the Investor, its successors or assigns, pursuant to Section 3.4 hereof.

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         II.      Registration Rights.
                  -------------------

                  2.1      Required Registrations.
                           ----------------------

                           (a)  At any time following 180 days after the closing
of the Initial Public Offering, a Stockholder or Stockholders may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Stockholder or Stockholders having an aggregate value of at least $10,000,000 (based on the then current public market price).

                           (b) At any time after the Company becomes eligible to
file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders may request, in writing, that the Company effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate value of at least $2,500,000 (based on the then current public market price).

                           (c) Upon receipt of any request for registration
pursuant to this Section 2.1, the Company shall promptly give written notice of such proposed registration to all other Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 15 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election, subject in the case of an underwritten offering to the approval of the managing underwriter as provided in Section 2.1(d) below. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares which the Company has been requested to so register (provided, however, that in the
                                               --------  -------
case of a registration requested under Section 2.1(b), the Company will only be obligated to effect such registration on Form S-3 (or any successor form)).

                           (d) If the Initiating Holders intend to distribute
the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 2.1(a) or (b), as the case may be, and the Company shall include such information in its written notice referred to in Section 2.1(c). The right of any other Stockholder to include its Registrable Shares in such registration pursuant to Section 2.1(a) or (b), as the case may be, shall be conditioned upon such other Stockholder's participation in such underwriting on the terms set forth herein. If the managing underwriter determines that the marketing factors require a limitation of the number of shares to be underwritten, the number of Registrable

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Shares to be included in a Registration Statement filed pursuant to this Section
2.1 shall be reduced pro rata among the requesting Stockholders based on the quotient of (i) the total Registrable Shares to be included in the Registration Statement, divided by (ii) the total number of Registrable Shares that requested registration.

                           (e) The Initiating Holders shall have the right to
select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1(a) or (b), subject to the approval of the Company, which approval will not be unreasonably withheld.

                           (f) The Company shall not be required to effect more
than two registrations pursuant to Section 2.1(a) or more than five registrations pursuant to Section 2.1(b). In addition, the Company shall not be required to effect any registration within 90 days after the effective date of any other Registration Statement of the Company relating to an underwritten offering. For purposes of this Section 2.1(f), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission, unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to Section 2.4.

                           (g) If at the time of any request to register
Registrable Shares by Initiating Holders pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration or if financial statements required for the requested registration are not then available, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

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                  2.2      Incidental Registration.
                           -----------------------

                           (a) Whenever the Company proposes to file a
Registration Statement (other than a Registration Statement filed pursuant to
Section 2.1) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so; provided,
                                                                   --------
that no such notice need be given if no Registrable Shares are to be included therein as a result of a determination of the managing underwriter pursuant to
Section 2.2(b). Upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided, that the Company
                                                 --------
shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Stockholder.

                           (b) If the registration for which the Company gives
notice pursuant to Section 2.2(a) involves an underwriting, the Company shall so advise the Stockholders as a part of the written notice given pursuant to
Section 2.2(a). In such event, the right of any Stockholder to include its Registrable Shares in such registration pursuant to Section 2.2 shall be conditioned upon such Stockholder's participation in such underwriting on the terms set forth herein. All Stockholders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company. Notwithstanding any other provision of this Agreement, if the Company and the managing underwriter(s) determine in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the Company and the managing underwriter(s) may exclude shares from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first to the Company or the Company stockholder(s) for which the registration
-----
was initiated, and second to each of the Stockholders requesting inclusion of
                   ------
their Registrable Shares in such registration and each of the other holders of piggyback registration rights on a parity with those Stockholders on a pro rata basis based on the total number of Registrable Shares and other securities requested for inclusion in such registration by each such Stockholder or other holder. If any holder of Registrable Shares or any other Company stockholder requesting inclusions of securities in the registration disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Shares or other

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securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                           (c) Notwithstanding the foregoing, the Company shall
not be required, pursuant to this Section 2.2, to include any Registrable Shares in a Registration Statement if such Registrable Shares can then be sold pursuant to Rule 144(k) under the Securities Act and represent less than 1% of the then outstanding shares of Common Stock.

                  2.3      Registration Procedures.
                           -----------------------

                           (a) If and whenever the Company is required by the
provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

                                    (i)   file with the Commission a
         Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible;

                                    (ii)  as expeditiously as possible, prepare
         and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 12 months from the effective date or such lesser period until all such Registrable Shares are sold;

                                    (iii) as expeditiously as possible, furnish
         to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

                                    (iv)  as expeditiously as possible, use its
         best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request and do any and all other acts and things that may be necessary or desirable to enable the

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         Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholder; provided, however, that the Company shall not be required
                      --------  -------
         in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                                    (v) as expeditiously as possible, cause all
         such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed; and

                                    (vi) promptly make available for inspection
         by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Selling Stockholder, underwriter, attorney, accountant or agent in connection with such Registration Statement.

                  (b) If the Company has delivered a Prospectus to the Selling Stockholders, and after having done so, the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses, and following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

                  (c) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current

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Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.3(c) to suspend sales of Registrable Shares for a period in excess of 90 days in any 365-day period.

                  2.4 Allocation of Expenses. The Company will pay all
                      ----------------------
Registration Expenses for all registrations under this Agreement; provided,
                                                                  --------
however, that if a registration under Section 2.1 is withdrawn at the request of
-------
the Initiating Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under Section 2.1, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the Selling Stockholders to represent the Selling Stockholders, state Blue Sky fees and expenses and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders' own counsel (other than the counsel selected to represent all Selling Stockholders).

                                       8
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                  2.5      Indemnification and Contribution.
                           --------------------------------
                           (a)  In the event of any registration of any of the
Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Selling Stockholder, each underwriter of such Registrable Shares and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement or any amendment or supplement to such Registration Statement or (ii) arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Selling Stockholder, underwriter and controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case
        --------  -------
to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof.

                           (b) In the event of any registration of any of the
Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement or any amendment or supplement to the Registration Statement or (ii) arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by or on behalf of such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Selling
                         --------  -------
Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration.

                           (c) Each party entitled to indemnification under this
Section 2.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the
                                             --------
Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any
                             --------  -------
Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5 except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such Indemnified Party's expense; provided, however, that the Indemnifying Party shall pay such expense
         --------  -------
if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the
                            -------- -------
Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

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

                           (d) In order to provide for just and equitable
contribution in circumstances in which the indemnification provided for in this
Section 2.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Selling Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Stockholders agree that it would not be just and equitable if contribution pursuant to this
Section 2.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 2.5(d), (a) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (b) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that
                                                       --------  -------
no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2.5(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it may have thereunder or otherwise under this Section 2.5(d). No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

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                  2.6 Other Matters with Respect to Underwritten Offerings. In
                      ----------------------------------------------------
the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

                  2.7 Information by Holder. Each Selling Stockholder shall
                      ---------------------
furnish to the Company such information regarding such Selling Stockholder and the distribution proposed by such Selling Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.


         III.     Right Of First Refusal.
                  ----------------------

                  3.1    Rights of Investor.
                         ------------------

                           (a)  Until the first date on which the Investor or
any Permitted Transferee (as defined below) owns less than a majority, by voting power, of the outstanding shares of capital stock of the Company, the Company shall not issue or sell (i) any shares of its Common Stock, (ii) any other voting equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any voting equity securities of the Company or
(iv) any debt securities convertible into voting capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with this Section 3.1. The Company shall deliver to the Investor a written notice of any proposed or intended issuance or sale of Offered Securities (the "Offer"), which Offer shall (A) identify and describe the Offered Securities, (B) describe the price and other terms upon which they are to be issued or sold, and the number or amount of the Offered Securities to be issued or sold, (C) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued or sold and (D) offer to issue and sell to the Investor a number of the Offered Securities (the "Available Amount") such that, after the issuance and sale of all of the Offered Securities, including the purchase of the Available Amount by the Investor, the Investor would own at least a majority, by voting power, of the outstanding capital stock of the Company (assuming the exercise and conversion of all outstanding options, warrants and convertible securities). The Company shall not be required to offer

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any Offered Securities to the Investor hereunder if, after the issuance and sale thereof, the Investor (or the Permitted Transferee) would continue to own at least a majority, by voting power, of the outstanding capital stock of the Company.

                           (b)  To accept an Offer, in whole or in part, the
Investor must deliver a written notice to the Company within 20 days after its receipt of the Offer, setting forth the portion of the Available Amount that the Investor elects to purchase (the "Notice of Acceptance").

                           (c)  The Company shall have 180 days from the
expiration of the period set forth in Section 3.1(b) above to issue or sell all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investor, upon terms and conditions which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer. If the consideration to be received by the Company from the sale of Offered Securities consists of anything other than cash, the Board of Directors of the Company shall in good faith determine the cash equivalent of such non-cash consideration and the Investor may pay an equivalent portion of its purchase price for the elected portion of the Available Amount in cash.

                           (d)  The purchase by the Investor of any Offered
Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investor of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Investor.

                           (e)  The rights of the Investor under this Section
3.1 shall not apply to the grant of options to officers, directors, consultants and employees of the Company or any subsidiary pursuant to any plan, agreement or arrangement approved by a vote of not less than a majority of the members of the Board of Directors of the Company, provided, however, that if the exercise
                                       --------  -------
of any such options results in the reduction of the Investor's, or Permitted Transferee's, ownership to less than a majority, by voting power, of the outstanding capital stock of the Company, the Company shall so notify the Investor (or Permitted Transferee), and the Investor or Permitted Transferee shall have the right, within 30 days after such notice, to purchase from the Company, at a price equal to the then Fair Market Value (as defined below) thereof, such number of shares of Common Stock as would increase its ownership to a majority, by voting power, of the outstanding capital stock of the Company. "Fair Market Value" shall mean the average closing price of the Common Stock on the Nasdaq National Market (or other principal securities exchange or other interdealer quotation system on which the

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Common Stock is traded or quoted), during the 10-day period ending on the day prior to the date of purchase.

                  3.2 Termination. This Article III shall terminate upon the
                      -----------
earlier of (i) the sale of all or substantially all of the assets or business of the Company, by merger, sale of assets or otherwise, and (ii) the first date on which the Investor (or Permitted Transferee) owns less than a majority, by voting power, of the outstanding capital stock of the Company for 30 consecutive days.

                  3.3 Permitted Transferee. For purposes hereof, a "Permitted
                      --------------------
Transferee" shall mean any person or entity that acquires directly from the Investor shares of Common Stock representing at least a majority of the outstanding shares of Common Stock of the Company and to which the Investor assigns, in writing, its rights under Section 3.1. Upon such assignment, the Permitted Transferee shall be considered the "Investor" for purposes of Section 3.1.

                  3.4 Transfers of Rights. The rights and obligations of the
                      -------------------
Investor under Section 2 may be assigned by Investor to any person or entity that acquires shares of Common Stock having an aggregate value of at least $2,500,000 (as adjusted in stock splits and similar events) from the Investor. The rights and obligations of the Investor under Section 3.1 may be assigned only to a Permitted Transferee, and upon such assignment, the rights and obligations of the Investor under Section 3.1 shall terminate. In the event of any such assignment, the assignee must provide written notice of such assignment to the Company and agree in writing to be bound by the applicable provisions of this Agreement.

         IV.      General.
                  -------

                  4.1 Severability. The invalidity or unenforceability of any
                      ------------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  4.2 Specific Performance. In addition to any and all other
                      --------------------
remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                  4.3 Governing Law. This Agreement shall be governed by and
                      -------------
construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

                  4.4 Notices. All notices, requests, consents and other
                      -------
communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

         If to the Company, at AltaVista Company, 529 Bryant Street, Palo Alto, California 94301, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Investor; or

         If to the Investor, at CMGI, Inc., 100 Brickstone Square, Andover, Massachusetts 01810, or at such other address or addresses as may have been furnished to the Company in writing by such Investor.

         Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

                  4.5 Complete Agreement. This Agreement constitutes the entire
                      ------------------
agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  4.6 Amendments and Waivers. Any term of this Agreement may be
                      ----------------------
amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Investor.

                  4.7 Pronouns. Whenever the context may require, any pronouns
                      --------
used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                  4.8 Counterparts; Facsimile Signatures. This Agreement may be
                      ----------------------------------
executed in two counterparts, each of which shall be deemed to be an original, and both of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                  4.9 Section Headings. The section headings are for the
                      ----------------
convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

                  4.10 Effective Date. This Agreement shall become effective
                       ---------------
upon the closing of the Company's initial public offering of Common Stock pursuant to an effective registration statement and shall terminate if such offering does not close prior to July 31, 2000.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                               ALTAVISTA COMPANY


                               By______________________________________
                                 Name: Rodney W. Schrock
                                 Title:Chief Executive Officer


                               CMGI, INC.


                               By______________________________________
                                 Name:
                                 Title: